EXHIBIT 21

Subsidiary	Jurisdiction of Formation

United States:

Addison Concessions, Inc.	Delaware
ARAMARK American Food Services, Inc.	Ohio
ARAMARK Asia Management, LLC	Delaware
ARAMARK Aviation Services Limited Partnership	Delaware
ARAMARK Business Dining Services of Texas, Inc.	Texas
ARAMARK Campus, Inc.	Delaware
ARAMARK Capital Asset Services, Inc.	Wisconsin
ARAMARK Cleanroom Services, Inc.	Delaware
ARAMARK Clinical Technology Services, Inc.	Delaware
ARAMARK Concessions Services Joint Venture	Texas
ARAMARK Confection Corporation	Delaware
ARAMARK Consumer Discount Company	Pennsylvania
ARAMARK Correctional Services, Inc.	Delaware
ARAMARK CTS, LLC	Delaware
ARAMARK Distribution Services, Inc.	Illinois
ARAMARK Educational Group, Inc.	Delaware
ARAMARK Educational Services of Texas, Inc.	Texas
ARAMARK Educational Services of Vermont, Inc.	Vermont
ARAMARK Educational Services, Inc.	Delaware
ARAMARK Engineering Associates, LLC	Delaware
ARAMARK Entertainment, Inc.	Delaware
ARAMARK Executive Management Services USA, Inc.	Delaware
ARAMARK Facilities Management, Inc.	Delaware
ARAMARK Facility Management Corporation of Iowa	Iowa
ARAMARK Facility Services, Inc.	Maryland
ARAMARK FHC Business Services, LLC	Delaware
ARAMARK FHC Campus Services, LLC	Delaware
ARAMARK FHC Correctional Services, LLC	Delaware
ARAMARK FHC Healthcare Support Services, LLC	Delaware
ARAMARK FHC Kansas, Inc.	Kansas
ARAMARK FHC Refreshment Services, LLC	Delaware
ARAMARK FHC School Support Services, LLC	Delaware
ARAMARK FHC Services, LLC	Delaware
ARAMARK FHC Sports and Entertainment Services, LLC	Delaware
ARAMARK FHC, LLC	Delaware
ARAMARK Food and Support Services Group, Inc.	Delaware
ARAMARK Food Service Corporation	Delaware
ARAMARK Food Service Corporation of Kansas	Kansas
ARAMARK Food Service Corporation of Texas	Texas
ARAMARK FSM, LLC	Delaware
ARAMARK Healthcare Support Services of Texas, Inc.	Texas
ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
ARAMARK Healthcare Support Services, Inc.	Delaware
ARAMARK Industrial Services, Inc.	Delaware
ARAMARK Japan, Inc.	Delaware
ARAMARK Kitty Hawk, Inc.	Idaho
ARAMARK Lakewood Associates	Georgia

ARAMARK Management Services Limited Partnership	Delaware
ARAMARK Marketing Services Group, Inc.	Delaware
ARAMARK Organizational Services, Inc.	Delaware
ARAMARK Processing LLC	Delaware
ARAMARK RAV, Inc.	Delaware
ARAMARK RBI, Inc.	Delaware
ARAMARK Receivables LLC	Delaware
ARAMARK Refreshment Services, Inc.	Delaware
ARAMARK Schools, Inc.	Delaware
ARAMARK SCM, Inc.	Delaware
ARAMARK Senior Living Services, LLC	Delaware
ARAMARK Senior Notes Company	Delaware
ARAMARK Services Management of HI, Inc.	Hawaii
ARAMARK Services Management of IL, Inc.	Illinois
ARAMARK Services Management of MI, Inc.	Michigan
ARAMARK Services Management of OH, Inc.	Ohio
ARAMARK Services Management of SC, Inc.	South Carolina
ARAMARK Services Management of WI, Inc.	Wisconsin
ARAMARK Services of Kansas, Inc.	Kansas
ARAMARK Services of Puerto Rico, Inc.	Delaware
ARAMARK Services, Inc.	Delaware
ARAMARK SM Management Services, Inc.	Delaware
ARAMARK SMMS LLC	Delaware
ARAMARK SMMS Real Estate LLC	Delaware
ARAMARK Sports and Entertainment Group, Inc.	Delaware
ARAMARK Sports and Entertainment Services, Inc.	Delaware
ARAMARK Sports and Entertainment Services, Inc./Martin’s Stadium, Inc. Joint Venture	Maryland
ARAMARK Sports and Entertainment Services, Inc./Quality Concessions Joint Venture	Texas
ARAMARK Sports, Inc.	Delaware
ARAMARK Sports and Entertainment Services of Texas, Inc.	Texas
ARAMARK Summer Games 1996, Inc.	Delaware
ARAMARK U.S. Offshore Services, Inc.	Delaware
ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
ARAMARK Uniform & Career Apparel, Inc. Alt. Names: Galls; Uniform Services; Wearguard-Crest	Delaware
ARAMARK Uniform Manufacturing Company	Delaware
ARAMARK Uniform Services (Rochester) LLC	Delaware
ARAMARK Uniform Services (Santa Ana) LLC	Delaware
ARAMARK Uniform Services (Syracuse) LLC	Delaware
ARAMARK Uniform Services (West Adams) LLC	Delaware
ARAMARK Venue Services, Inc.	Delaware
ARAMARK-Gourmet Atlanta, LLC	Georgia
ARAMARK-Gourmet DPS, LLC	Michigan
ARAMARK-SFS Healthcare J.V., L.L.C.	Delaware
ARAMARK/Boston Concessions Joint Venture	Massachusetts
ARAMARK/G-S Joint Venture	Washington
ARAMARK/Giacometti Joint Venture	Oregon
ARAMARK/Gourment FSU, LLC	North Carolina
ARAMARK/Gourmet WSSU, LLC	North Carolina
ARAMARK/GSM Joint Venture	Pennsylvania
ARAMARK/HMS Company	Delaware
ARAMARK/Jackmont, LLC.	Georgia
ARAMARK/Martin’s Class Act Joint Venture	Maryland
ARAMARK/Martin’s Stadium Concession Services J.V.	Maryland

ARAMARK/SFS Joint Venture	Delaware
D.G. Maren II, Inc.	Delaware
Delsac VIII, Inc.	Delaware
Doyon/ARAMARK Denali National Park Concessions Joint Venture	Alaska
Fine Host Holdings, LLC	Delaware
Glacier Bay National Park and Preserve Concessions, LLC	Alaska
Gourmet ARAMARK Services, LLC	Delaware
Harrison Conference Associates, Inc.	Delaware
Harrison Conference Center of Glen Cove, Inc.	New York
Harrison Conference Center of Lake Bluff, Inc.	Illinois
Harrison Conference Services of Massachusetts, Inc.	Massachusetts
Harrison Conference Severces of North Carolina, Inc.	North Carolina
Harrison Conference Services of Princeton, Inc.	New Jersey
Harrison Conference Services of Wellesley, Inc.	Massachusetts
Harry M. Stevens, Inc.	New York
Harry M. Stevens, Inc. of New Jersey	New Jersey
Harry M. Stevens, Inc. of Penn.	Pennsylvania
Kowalski-Dickow Associates, Inc.	Wisconsin
L&N Uniform Supply Co., Inc.	California
Lake Tahoe Cruises, Inc.	California
Landy Textile Rental Services, Inc.	Pennsylvania
MyAssistant, Inc.	Pennsylvania
Ogden-JLLC	Michigan
Paradise Hornblower, LLC	California
Philadelphia Ballpark Concessions Joint Venture	Pennsylvania
Quantum Resource Corporation	Delaware
Restaura, Inc.	Michigan
Shoreline Operating Company, Inc.	California
SMG *	Pennsylvania
Tahoe Rocket LP	California
Tarrant County Concessions, LLC	Texas
The ARAMARK Foundation	Pennsylvania
Travel Systems, Ltd.	Nevada
Top of the World at the World Trade Center Limited Partnership	New York
Veterans Stadium Associates Limited Partnership	Pennsylvania

INTERNATIONAL:

933291 N.W.T. Ltd.	Canada
AIM Services Co. Ltd.	Japan
ARA Belgium NV	Belgium
ARA Catering and Vending Services Limited	United Kingdom
ARA Coffee Club Limited	United Kingdom
ARA Coffee System Limited United Kingdom ARA Food Services Limited	United Kingdom
ARA Offshore Service Limited	Scotland
ARAKOR Co. Ltd.	Korea
ARAMARK (Asia) Pte Limited	Singapore
ARAMARK (BVI) Limited	British Virgin Islands
ARAMARK Airport Services Limited	United Kingdom
ARAMARK Beverages Limited	United Kingdom
ARAMARK Brasil Ltda.	Brazil
ARAMARK Canada Facility Services Ltd.	Canada
ARAMARK Canada Recycling Services Ltd.	Canada
ARAMARK Canada, Ltd.	Canada

ARAMARK Canadian Investments, Inc.	Canada
ARAMARK Catering Limited *	United Kingdom
ARAMARK Cleaning S.A.	Belgium
ARAMARK Entertainment Services (Canada), Inc.	Canada
ARAMARK Equatorial Guinea, Inc.	Equatorial Guinea
ARAMARK GmbH	Germany
ARAMARK Holdings GmbH & Co. KG	Germany
ARAMARK Holdings Ltd.	United Kingdom
ARAMARK Investments BV	Amsterdam
ARAMARK Investments Limited	United Kingdom
ARAMARK Ireland Holdings Limited	Ireland
ARAMARK Kazakhstan LLC	United Kingdom
ARAMARK Limited	United Kingdom
ARAMARK Management GmbH	Germany
ARAMARK Manning Services Limited	United Kingdom
ARAMARK Management Services of Canada, Inc.	Canada
ARAMARK Mexico, S.A. de C.V.	Mexico
ARAMARK Monclava Manufacturing de Mexico, S.A. de C.V.	Mexico
ARAMARK Partnership Limited	United Kingdom
ARAMARK Quebec, Inc.	Canada
ARAMARK Restaurations GmbH	Germany
ARAMARK S.A.	Belgium
ARAMARK S.A. de C.V.	Mexico
ARAMARK S.R.O.	Czech Republic
ARAMARK Services of Canada, Inc.	Canada
ARAMARK Servicios de Catering, S.L.	Spain
ARAMARK Servicios Industriales, S. de R.L. de C.V.	Mexico
ARAMARK Servicios Integrales, S.A.	Spain
ARAMARK Skolni Jidelni, S.R.O.	Czech Republic
ARAMARK Slovak Republic S.R.O.	Slovak Republic
ARAMARK Szolgaltato Es Kereskedelmi KFT	Hungary
ARAMARK Trustees Limited	United Kingdom
ARAMARK Uniform Holding de Mexico, S.A. de C.V.	Mexico
ARAMARK Uniform Manufacturing Mexico de Mexico, S.A. de C.V	Mexico
ARAMARK Uniform Services Japan Corporation	Japan
ARAMARK Uniform Services (Canada) ltd.	Ontario
ARAMARK/Dasko Restaurant and Catering Services S.A.	Greece
ARAMARK Worldwide Investments Limited	United Kingdom
ARAMARK/SSL Spotless Services Pty Limited	Australia
ARAMONT Company Ltd.	Bermuda
Bavaria Catering Service GmbH	Germany
Bright China Service Industries (China) Co., Ltd.	China
Bright China Service Industries Ltd.	China
Campbell Catering Services *	Ireland
Caterwise Alliance Limited	United Kingdom
Central de Restaurantes SA	Chile
Centralcorp Ltda	Chile
Centrapal Ltda	Chile
Complete Purchasing Services, Inc.	Canada
Distributor JV Limited*	British Virgin Islands
DynaMed UK INGDOM Limited	United Kingdom
Effective Partnerships Limited	United Kingdom
Food JV Limited*	British Virgin Islands
Hunters Catering Partnership Limited	United Kingdom
Inversiones ARAMARK Chile Limitada	Chile

Nissho Linen	Japan
Ragelite Limited	Ireland
Rescot Catering S.L.	Spain
Restauracion Colectiva S.A.	Spain
Services D’Entretrien ARAMARK Quebec, Inc.	Canada
Travers Food Service Ltd.	Canada

*	Not all subsidiaries of joint ventures are listed